SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - June 23, 2003


                            DISTINCTIVE DEVICES, INC.
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                   (Exact name of registrant as specified in its charter)


   Delaware                          0-2749                      13-1999951
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(State or other jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

   One Bridge Plaza, Ste. 100, Fort Lee, NJ                           07024
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   (Address of principal executive offices)                         (zip code)


   Registrant's telephone number, including area code   -   (201) 363-9922
                                                            --------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          The Company issued a press release announcing that it has entered into a licensing agreement with Galaxis Technology AG of Germany. A copy of such press release is an exhibit to this Report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

          99.1     Press Release, dated June 23, 2003.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DISTINCTIVE DEVICES, INC
                                                      (Registrant)


                                             By:  /s/ Sanjay Mody
                                                 -------------------------------
                                                      Sanjay Mody,
                                                      President

June 26, 2003


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


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

          99.1     Press Release, dated June 23, 2003.


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